UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 3, 2011

LIGHTING SCIENCE GROUP CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-20354	23-2596710
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building 2A, 1227 South Patrick Drive, Satellite Beach, Florida 32937

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (321) 779-5520

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Lighting Science Group Corporation, a Delaware corporation (the “Company”), is saddened to announce the passing of Zachary S. Gibler, the Company’s Chairman and Chief Executive Officer, from injuries sustained from a fall while riding his bicycle on January 2nd.

On January 3, 2011, the board of directors of the Company (the “Board”) appointed Richard Weinberg to serve as Chairman of the Board. In his capacity as Chairman, Mr. Weinberg will have direct day-to-day involvement in the Company’s operations. In addition, Donald Harkleroad and Charles Darnell, our recently appointed Vice Chairmen of the Board, will assist Mr. Weinberg in this role on an interim basis.

Mr. Weinberg is a Co-Managing Director at Pegasus Capital Advisors, L.P. and a member of the Executive, Governance, Compensation and Finance Committees of the Board. Mr. Harkleroad is the President of The Bristol Company, Chairman of Governance Committee of the Board and a member of the Executive, Audit, Compensation, Finance and Independent Director Committees of the Board. Mr. Darnell is the former Vice Chairman of Acuity Brands and a member of the Executive, Audit and Independent Director Committees of the Board.

Messrs. Weinberg, Harkleroad and Darnell also will comprise a new Office of the Chairman that will assume the responsibilities of the Chief Executive Officer on an interim basis.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On January 3, 2011, the Company issued a press release. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The information in the Exhibit Index of this Current Report on Form 8-K is incorporated into this Item 9.01(d) by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTING SCIENCE GROUP CORPORATION

Date: January 4, 2011	By:	/S/ GREGORY T. KAISER
Name: Gregory T. Kaiser
Title: Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Press release (furnished herewith pursuant to Item 7.01).